Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of TILT Holdings Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2024, as filed with the Securities and Exchange Commission (“SEC”) on the date hereof (the “Report”), each of Tim Conder, Chief Executive Officer of the Company, and Brad Hoch, Interim Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2024	/s/ Tim Conder
Tim Conder
Chief Executive Officer (Principal Executive Officer)

Date: November 14, 2024	/s/ Brad Hoch
Brad Hoch
Interim Chief Financial Officer (Principal Financial Officer)